United States
Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
225 East Mason Street, Suite 802,
Milwaukee, WI 53202
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Annual Report

December 31, 2016

Top Ten Holdings (as of December 31, 2016)

Company	Market Value	Percentage of Portfolio

Franklin Resources, Inc.	$2,374,800	8.0%

Abbott Laboratories Inc.	$2,304,600	7.8%

Illinois Tool Works Inc.	$1,591,980	5.4%

Automatic Data Processing, Inc.	$1,541,700	5.2%

eBay Inc.	$1,484,500	5.0%

St. Jude Medical Inc.	$1,443,420	4.9%

Paychex, Inc.	$1,400,240	4.7%

T. Rowe Price Group, Inc.	$1,392,310	4.7%

Cabela's Incorporated	$1,346,650	4.5%

Stryker Corp.	$1,317,910	4.4%

Fellow Shareholders,

Our Fund had a very good year, appreciating 12.2% during 2016.   This put us slightly ahead of our S&P 500 (total return) benchmark, which ended the year up 12.0%.   Because we are worried about elevated price/earnings multiples (see below), our Fund held considerable cash and cash-equivalent reserves during the year, which was a drag on our overall performance.  Earning 0.10% in a money market fund contributes little to overall performance.

Our Fund’s goal is, and has been, superior long-term investment performance with due regard for the value of capital and the need to protect it.   Although we are equity investors, we are risk averse.   We have too much regard for the importance of preserving our capital to take any undue risk.  We would rather give up a little potential upside than run the risk of a permanent loss of capital.

The current stock market rally has made the market even pricier than it was, something we have worried about throughout 2016.   We’re led to consider the “appropriate” or “reasonable” level for valuations, rather than accept the current valuations as normal.

We remember the 1997-2001 period very well.   Put aside the craziness involving high tech companies; even high quality companies traded at very high price/earnings multiples.   When the tech bubble burst in March 2001, it took high quality companies like Coca-Cola (KO) and Johnson & Johnson (JNJ) with it.   That period reinforced an iron rule of investing: if you pay too high a price, even for an excellent business, you run the risk of being blindsided.

Any time a company gets to a price/earnings multiple of 20 or above, we revisit our investment thesis.   Many average companies are trading at price/earnings multiples well above 20, causing us concern.  With some portfolio companies at multiples in excess of 30, we are rethinking all of our portfolio positions.   We bought a number of the companies at 12-13x multiples a number of years ago; their valuations have outpaced their operating results.  In a number of these situations, we’ve opted to sell.

Interest rates are a major factor in the analysis above.  If we thought that the yield on the 10-year Treasury was going to stay below 2% for an extended time period, then we’d be willing to accept higher price/earnings multiples persistently.   Low rates provide a weak alternative to expensive stocks.  If the interest rate remained near 2%, many companies could exceed that level of growth with limited risk.  We don’t try to forecast specific levels for interest rates, but we believe that the general trend for interest rates is up.

We occasionally find a bargain that fits our investment criteria.   A recent buy is eBay, Inc. (Nasdaq NMS:   EBAY), which runs the eponymous internet auction platform.   EBAY trades at a mid-teens multiple of earnings, is growing about 10% a year, and earns a return on invested capital (ROIC) north of 40%.   Earning about $2/share and with $3/share of cash on its balance sheet, EBAY is inexpensive (15x multiple) with balance sheet flexibility.  The EBAY model generates lots of cash and has relatively light capital expenditure requirements; this allows the company to devote its substantial free cash flow towards share repurchases.   As long as EBAY shares continue to represent a bargain, we applaud this strategy.

The Fund paid a distribution of $1.19 per share in December.   We paid the distribution in stock, although shareholders had the option to elect for cash.  We are happy to report that, for the second year in a row, 63% of shares received stock.   That participation rate is a delightful show of confidence, denoting a pleased shareholder base.   We’re aware of a handful of other funds which pay fund distributions in the same way; not one of them has a participation rate above 40%.

As always, we love hearing from our shareholders.   However, we won’t comment on any undisclosed purchases or sales that the Fund has made or is contemplating.   With that caveat in mind, all other issues are on the table.

Luke E. Sims	David C. Sims

Email: luke@simscapital.com	Email: dave@simscapital.com

414/530-5680	414/765-1107

January 13, 2017

Eagle Capital Growth Fund, Inc.
Statement of Assets, Liabilities and Shareholders’ Equity
As of December 31, 2016

Assets

Common stock--at market value (cost $15,038,037)	$23,870,618
Money market funds	5,759,024
Short-term interest receivable	2,008
Dividends receivable	43,000
Prepaid fees	13,093
		$29,687,743
Liabilities

Accounts payable	$1,633
Investment advisor fee payable	21,528
Accrued expenses	23,500
		$46,661

Total net assets		$29,641,082

Shareholders' Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 3,588,977 shares	$3,589
Paid-in capital	20,763,929
Undistributed net investment income	116
Undistributed capital gains	40,867
Unrealized appreciation on investments	8,832,581

Shareholders' equity		$29,641,082

Net asset value per share		$8.26

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2016

Investment Income

Dividends	$445,529
Interest	11,434
Total investment income		$456,963

Expenses

Advisory fees	$216,660
Legal fees	1,931
Insurance	13,094
Transfer agent	48,305
Audit fees	22,500
Directors’ fees and expenses	64,000
Custodian fees	7,612
Listing fee	15,000
Other fees and expenses	18,423
Total expenses		$407,525

Net investment income			$49,438

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$22,644,841
Less: cost of investment securities sold	18,750,192
Net realized gain on investments		$3,894,649

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$8,832,581
Less: unrealized appreciation at beginning of period	9,505,416
Net change in unrealized appreciation on investments		$(672,835)
Net realized gain and unrealized appreciation on investments			$3,221,814

Net increase from operations			$3,271,252

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2016

From Operations:

Net investment income	$118,237	$49,438
Net realized gain on investments	1,404,503	3,894,649
Net change in unrealized appreciation on investments	(1,273,308)	(672,835)

Net increase from operations	$249,432	$3,271,252

Distributions to Shareholders from:

Net investment income	(158,060)	(29,562)
Net realized gain from investment transactions	(1,404,502)	(3,853,782)

Total distributions	$(1,562,562)	$(3,883,344)

From Capital Stock Transactions:

Reinvested capital from distribution of shares	986,674	2,465,266

Total Net Assets:

Beginning of year	$28,114,364	$27,787,908
End of period (including overdistributed income income of $19,760 in 2015 and undistributed income of $116 and gains of $40,867 in 2016)	$27,787,908	$29,641,082

Shares:
Shares issued to shareholders from the distribution	138,190	325,663

Shares at beginning of year	3,125,124	3,263,314
Shares at end of period	3,263,314	3,588,977

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the periods ended December 31:	2012	2013	2014	2015	2016

Net asset value at beginning of year	$7.12	$7.61	$8.69	$9.00	$8.52

Net investment income	$0.06	$0.03	$0.02	$0.04	$0.01
Net realized gain and unrealized appreciation on investments	$0.79	$2.07	$0.66	$0.04	$0.99

Total from investment operations	$0.85	$2.10	$0.68	$0.08	$1.00

Distribution from:
Net investment income	$(0.03)	$(0.07)	$(0.02)	$(0.05)	$(0.01)
Realized gains	$(0.33)	$(0.95)	$(0.35)	$(0.45)	$(1.18)
Total distributions	$(0.36)	$(1.02)	$(0.37)	$(0.50)	$(1.19)
Dilution from share issuance	$-	$-	$-	$(0.06)	$(0.07)

Net asset value at end of period	$7.61	$8.69	$9.00	$8.52	$8.26

Per share market price, end of period last traded price (A)	$7.10	$8.19	$8.70	$7.59	$7.35

Total Investment Return:

Average annual return, based on market value:
1 Year	7%	30%	11%	(7%)	12%
5 Year	3%	18%	15%	12%	10%
10 Year	4%	7%	8%	6%	7%
From inception	8%	9%	9%	9%	9%

Average annual return, based on net asset value:
1 Year	12%	28%	8%	1%	12%
5 Year	4%	17%	13%	11%	12%
10 Year	6%	7%	7%	7%	6%
From inception	9%	9%	9%	9%	9%
Net assets, end of year (000s omitted)	$23,796	$27,164	$28,114	$27,788	$29,641
Ratios to average net assets:
Ratio of expenses to average net assets (B):	1.43%	1.37%	1.40%	1.43%	1.41%

Ratio of net investment income to average net assets	0.83%	0.34%	0.27%	0.42%	0.17%

Portfolio turnover	22%	44%	6%	26%	59%
Average commission paid per share	$0.01	$0.01	$0.01	$0.01	$0.01

(A)	If there was no sale on the valuation date, the bid price for each such date is shown.

(B)
Expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investments in shares of investment companies.  If fees for Fund investments in investment companies were included in the expense ratio, the net impact would be an increase of approximately 0.21% for the year ended December 31, 2016, 0.06% for the year ended December 31, 2014, 0.07% for the year ended December 31, 2013, and 0.07% for the year ended December 31, 2012.  For the year ended December 31, 2015, there would have been no increase in the expense ratio.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of December 31, 2016)

Common Stock (80.6% of total investments)			LEVEL ONE

Industry	Shares	Cost	Market Value	% of Total Investments
Consumer
Colgate-Palmolive Co.	12,000	$72,938	$785,280
PepsiCo, Inc.	10,000	168,296	1,046,300
			$1,831,580	6.2%
Data Processing
Automatic Data Processing, Inc.	15,000	455,833	1,541,700
Paychex, Inc.	23,000	583,060	1,400,240
			$2,941,940	9.9%
Drug/Medical Device
Abbott Laboratories Inc.	60,000	2,194,859	2,304,600
Johnson & Johnson	4,000	45,500	460,840
St. Jude Medical Inc.	18,000	1,433,992	1,443,420
Stryker Corp.	11,000	47,141	1,317,910
			$5,526,770	18.7%
Industrial
CSW Industrials, Inc.*	25,750	756,821	948,888
Deere & Company	3,000	220,308	309,120
Illinois Tool Works Inc.	13,000	583,134	1,591,980
Waters Corp.*	6,000	302,341	806,340
			$3,656,328	12.3%
Insurance
Berkshire Hathaway Inc. B*	8,000	590,996	1,303,840
Markel Corp.*	1,300	831,360	1,175,850
White Mountains Insurance Group, Ltd.	1,000	730,019	836,050
			$3,315,740	11.2%
Mutual Fund Managers
Franklin Resources, Inc.	60,000	2,092,981	2,374,800
T. Rowe Price Group, Inc.	18,500	1,220,583	1,392,310
			$3,767,110	12.7%
Retail
Cabela's Incorporated*	23,000	1,434,947	1,346,650
eBay Inc.*	50,000	1,272,928	1,484,500
			$2,831,150	9.6%

Total common stock investments			$23,870,618

Money Market Funds (19.4% of total investments)			LEVEL ONE
			Market Value	% of Total Investments
Federated Government Oblig. #5 Inst., 0.39%			$5,759,024
			$5,759,024	19.4%

Total investments			$29,629,642
All other assets			58,101
Accrued investment advisory fees			(21,528)
All other liabilities			(25,133)
Total net assets			$29,641,082

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

Dividends and distributions—Dividends and distributions paid to the Fund from portfolio investments are recorded on the ex-dividend date.

Investments— Investments in equity securities are valued at the closing market price as of the close of regular trading on the applicable valuation date.  If no such closing market price is available on the valuation date, the Fund uses the then most recent closing market price.

In the unlikely event that there is no current or recent closing market price for a portfolio security (whether equity or debt) traded in the over-the-counter market, then the Fund uses the most recent closing bid price.  If there is no closing bid price for a portfolio security for a period of ten (10) consecutive trading days, then the Fund’s Audit Committee or other appropriate committee shall determine the value of such illiquid security.  From inception to December 31, 2016, the Fund has not held a security which required an illiquid pricing valuation.

Investment security purchases and sales are accounted for on a trade date basis.  Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund.  The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of equity portfolio investments as of December 31, 2016:

Gross unrealized appreciation	$8,923,623
Gross unrealized depreciation	(91,042)
Net unrealized appreciation	$8,832,581

Federal income tax basis	$15,038,037

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services.  The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs.  As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense.  The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year.  Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

The Fund’s financial statements, other than investments, consist of receivables and payables due in the near term.  Fair value of those instruments approximates historical cost.

(3)	Certain Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million.  The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million.  Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor.  Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors.  Luke E. Sims, a Director, President and Chief Executive Officer of the Fund and owner of more than five percent of the Fund's outstanding shares, owns 50% of SCM.   David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, and Director of the Fund and the son of Luke E. Sims, owns the remaining 50% of SCM.

Custodian— Bank of America Corporation serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, Bank of America receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee.

Transfer Agent— American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent.   AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan (“DRIP”).

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“Plan”) which allows shareholders to reinvest cash dividends and make cash contributions.  Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants.  Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market.  A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Distributions to Shareholders

Distributions to shareholders from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually.  The amount and timing of distributions are determined in accordance with federal income tax regulations.

On November 7, 2016, a distribution of $1.19 per share aggregating $3,883,344 was declared from net investment income and capital gains. The dividend was paid on December 28, 2016, to shareholders of record on November 23, 2016. The tax character of distributions paid during 2015 and 2016 was as follows:

	2015	2016
Distributions paid from:
Net investment income and short-term gains:	$559,846	$29,562
Long-term gains:	1,002,716	3,853,782

The distribution was paid in shares of the Fund, with the option for shareholders to elect to receive cash.  As a result of the distribution, 325,663 shares were issued to shareholders and $1,418,077 in cash was paid to shareholders.  The Fund issued shares at $7.57 per share.  The issuance price was determined as the arithmetic average of the closing market price on December 12th, 13th, 14th and 15th, as detailed in the Notice to Shareholders.

As of December 31, 2016, the components of distributable earnings on a tax basis were as     follows:

Undistributed ordinary income:	$116
Undistributed long-term capital gains:	$40,867
Net unrealized appreciation:	$8,832,581

(6)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 2016 were $17,152,042 and $22,644,226, respectively.

(7)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented.  Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.  The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price.  In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price.  Therefore, actual returns may differ from the amounts shown.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowners
Eagle Capital Growth Fund, Inc.

We have audited the accompanying statement of assets, liabilities, and shareholders’ equity, including the portfolio of investments of Eagle Capital Growth Fund, Inc. (the “Company”), as of December 31, 2016 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Capital Growth Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Auburn Hills, Michigan
February 22, 2017	Plante & Moran, PLLC

Directors Who Are Interested Persons of the Fund and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (in addition to positions held in the Fund)	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director***	Other Directorships Held by Director or Nominee for Director (Public Companies)
David C. Sims*, age 35	Chief Financial Officer, Chief Compliance Officer, Secretary and Director	Term of office expires 2018 (Class II). Served as a director since 2015.	Manager, Peregrine Investment Fund LLC (private investment fund) since 2003; President and Manager of the Advisor since 2003.	One	None.
Luke E. Sims**, age 67	President; Chief Executive Officer and Director	Term of office expires 2019 (Class III). Served as a director since 2002.	Chairman of Sims Capital Management LLC, the Fund’s investment advisor; retired partner in the law firm of Foley & Lardner LLP (1984-2010).	One	None.

*The address of Mr. David Sims is the address of the principal executive office of the Fund.  David C. Sims is an Interested Person within the meaning of Section 2(a) (19) of the Investment Company Act of 1940 because he is the Chief Financial Officer, Chief Compliance Officer, Treasurer, and Secretary of the Fund, and he is affiliated with the Fund’s investment advisor, Sims Capital Management LLC (the “Advisor” or “SCM”).  David C. Sims is the son of Luke E. Sims, the President, Chief Executive Officer, and a Director of the Fund.

**The address of Mr. Luke Sims is the address of the principal executive office of the Fund.  Luke E. Sims is an Interested Person within the meaning of Section 2(a) (19) of the Investment Company Act of 1940 because he is the President and Chief Executive Officer of the Fund, beneficially owns in excess of five percent (5%) of the Fund’s outstanding shares of common stock, and he is affiliated with the Fund’s investment advisor, Sims Capital Management LLC (the “Advisor” or “SCM”).  Luke E. Sims is the father of David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, Treasurer and a Director of the Fund.

***Sims Capital Management, the Fund’s advisor, serves as the investment advisor to two mutual funds, Eagle Capital Growth Fund, Inc. (NYSE MKT: GRF), a closed-end fund, and Sims Total Return Fund, Inc. (SIMFX), an open-end fund.

Directors Who Are Not Interested Persons

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Directorships Held by Director or Nominee for Director (Public Companies)
Robert M. Bilkie, Jr., age 56	Chairman; Director	Up for reelection at Annual Meeting (Class I). Served as a director since 2006.
President and Chief Executive Officer of Sigma Investment Counselors, Inc. (a registered investment advisor) since 1987; member of the NAIC/Better Investing Securities Review Committee and of the NAIC/Better Investing Editorial Advisory Committee (non-remunerative).
				One	None
Phillip J. Hanrahan, age 77	Director	Up for reelection at Annual Meeting (Class I). Served as a director since 2008.	Retired partner of Foley & Lardner LLP (law firm) since February 2007 and, prior thereto, active partner of that firm since 1973.	One	None
Carl A. Holth, age 84	Director	Term of office expires 2018 (Class II). Served as a director since 1989.	Retired.	One	None
Peggy L. Schmeltz, age 89	Director	Term of office expires 2018 (Class II). Served as a director since 1989.	Retired; Former Trustee of NAIC.	One	None
Donald G. Tyler, age 64	Director	Term of office expires 2019 (Class III). Served as a director since 2010.
Retired. Director of Administrative Services, County of Milwaukee, 2012 to 2014.  Retired Interim President & Executive Director, Milwaukee Symphony Orchestra 2010; Vice President of Investment Products and Services, Northwestern Mutual, 2003-2010.
				One	None
Neal F. Zalenko, age 71	Director	Term of office expires 2019 (Class III). Served as a director since 2008.	Retired; Founder and Managing partner of Zalenko & Associates, P.C. (accounting firm), that merged with Baker Tilly in early 2005.	One	None

*The address of each is the address of the principal executive office of the Fund.

** Sims Capital Management, the Fund’s advisor, serves as the investment advisor to two mutual funds, Eagle Capital Growth Fund, Inc. (NYSE MKT: GRF), a closed-end fund, and Sims Total Return Fund, Inc. (SIMFX), an open-end fund.

Compensation.

The following table sets forth the aggregate compensation paid to all Fund directors for the period ended December 31, 2016.  Directors who are not Interested Persons of the Fund received an annual retainer of $10,000 a year, paid in equal quarterly installments, and committee members were paid $500 for each meeting held.  Directors who are Interested Persons of the Fund are not entitled to receive directors’ fees.  Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

Luke E. Sims and David C. Sims, who are deemed to be Interested Persons of the Fund, are not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund.  Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director.  Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $216,660 by the Fund in 2016.  SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares.  David C. Sims, the Fund’s Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director, owns the remaining 50% of SCM.

Sims Capital Management, the Fund’s advisor, serves as the investment advisor to two mutual funds, Eagle Capital Growth Fund, Inc. (NYSE MKT: GRF), a closed-end fund, and Sims Total Return Fund, Inc. (SIMFX), an open-end fund.   For purposes of the tables below and on the next page, “complex” refers to the two funds collectively.

Directors who are Interested Persons of the Fund:

Name, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Complex paid to Directors

David C. Sims, Director, CFO, CCO, Treasurer, Secretary	None	None	None	None

Luke E. Sims, Director, President, CEO	None	None	None	None

Directors who are not Interested Persons of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Robert M. Bilkie, Jr.,
Director	$10,000	None	None	$10,000

Phillip J. Hanrahan,
Director	$11,000	None	None	$11,000

Carl A. Holth,
Director	$11,000	None	None	$11,000

Peggy L. Schmeltz,
Director	$10,000	None	None	$10,000

Donald G. Tyler,
Director	$11,000	None	None	$11,000

Neal F. Zalenko,
Director	$11,000	None	None	$11,000

Board of Directors

Robert M. Bilkie, Jr.	Carl A. Holth	Phillip J. Hanrahan
Chairman of the Board	Director	Director
Southfield, MI	Clinton Twp., MI	Whitefish Bay, WI

Peggy L. Schmeltz	Luke E. Sims	David C. Sims
Director	President & CEO	CFO, CCO, Treasurer,
Bowling Green, OH	Milwaukee, WI	Secretary & Director
Bayside, WI

Donald G. Tyler	Neal F. Zalenko
Director	Director
Shorewood, WI	Birmingham, MI

EAGLE CAPITAL GROWTH FUND, INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(THE “PLAN”)

ADVANTAGES OF THE PLAN

•	Your increased shareholdings of Eagle Capital Growth Fund, Inc. common stock will generate additional dividend and/or other distribution income.

•	You may choose to have all of your dividends and/or other cash distributions reinvested in shares of Eagle Capital Growth Fund, Inc. common stock.

•	You may make additional voluntary cash investments as often as once each month, in an amount of not less than $50 nor more than $250,000 per year.

•
Your cash dividends and/or other cash distributions will go directly to American Stock Transfer & Trust Company (the “Plan Agent”), which will administer the Plan, assuring prompt reinvestment of your dividends and/or other cash distributions.  It is intended that such cash dividends and/or other cash distributions, together with any voluntary cash payments, will be fully utilized to purchase shares of Eagle Capital Growth Fund, Inc. common stock.

•
The Plan Agent does all of the work and, at your option, will accept delivery from you, for safekeeping of, the certificates which you hold in your own name and representing shares of stock of Eagle Capital Growth Fund, Inc. by establishing a “book-entry” account in your name.

•	The maintenance of your personal records is simplified by the detailed statements which the Plan Agent will mail to you after each investment.

•	Participation in the Plan is entirely voluntary. You may join at any time, and you may terminate your participation whenever you wish by following the procedures described below.

•	There are no fees or charges imposed upon you, other than brokerage commissions, and reasonable transaction and termination fees.

PARTICIPATION IN THE PLAN

Any holder of common stock of Eagle Capital Growth Fund, Inc. (“Fund”), may participate in the Plan.

JOINING THE PLAN

To join the Plan, you can either enroll on-line at www.amstock.com or call American Stock Transfer & Trust Company at (800) 937-5449 for more information.   The enrollment and authorization form is available at www.eaglecapitalgrowthfund.com/drip.html.

COSTS OF THE PLAN

There are no special fees or charges relating to participation in the Plan, other than reasonable transaction fees and brokerage commissions.  The Fund may elect to subsidize transaction fees, at its option.   A termination or sale fee may be imposed when you terminate or sell your shares in the Plan and take delivery of accumulated shares.  The benefit of any reduced brokerage commissions will be passed on, pro rata, to participants.  In addition, if you wish to deposit your certificated shares in your plan account, there may be a transaction fee for this service.  Other charges may apply.  Please contact the Administrator, American Stock Transfer & Trust Company, for more information about fees.

DIVIDEND REINVESTMENT

The Fund may pay its distribution in cash.   If the Fund has cash distributions, the distributions are paid to the Plan Agent either in cash (which then are used to purchase shares in the open market), or by the delivery of newly-issued Fund shares.  The option chosen by the Fund is the one that the Fund determines is the most favorable to participants, as described below under “Additional Terms and Conditions of Participation in the Eagle Capital Growth Fund, Inc. Dividend Reinvestment and Cash Purchase Plan.”  In the event the Plan Agent is unable to complete its acquisition of shares to be purchased on the open market by the end of the thirtieth (30th) day following receipt of the cash dividends and/or other cash distributions from the Fund, any remaining funds will be returned to the Participants on a pro rata basis.

The Fund may pay its distribution in Fund shares.  If the distribution is paid in shares, the Plan will not be funded by the distribution, with participants receiving shares from the distribution rather than shares from the Plan.

VOLUNTARY CASH PAYMENTS

You may make voluntary monthly cash payments of not less than $50 (but not more than $250,000 per year) for the purpose of acquiring additional shares.  You may make these voluntary cash payments regularly or from time to time, and you may also vary the amount of each payment so long as the amount of any monthly voluntary cash payment meets the foregoing limitations.  Voluntary cash payments must be received by the Plan Agent on or prior to the last day of any month and will be invested beginning on or about the first business day of the following month (an “Investment Date”).  Voluntary cash payments will be invested in shares purchased in the open market, (calculated to three decimal places in your account).  However, if purchases of shares on the open market with such voluntary cash payments have not been completed by an ex-dividend date, the balance of such cash payments will be returned and credited on a pro rata basis.  The Plan Agent will also return all voluntary cash payments it is holding or receives for purchases to be made on the Investment Date immediately following the dividend payment date if purchases are being made with the cash dividends or other cash distributions on or after such Investment Date.  In the event the Plan Agent is unable to complete its acquisition of shares to be purchased on the open market by the end of the thirtieth (30th) day following the Investment Date, any remaining funds will be returned to the participants on a pro rata basis.  All cash payments received by the Plan Agent in connection with the Plan will be held without earning interest.  To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan Agent in such a manner that assures that the Plan Agent will receive and collect federal funds by the end of the month.  This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and avoid additional transaction charges.  If a voluntary cash payment is not received in time to purchase shares for the calendar month indicated, the Plan Agent shall attempt to invest such payment on the next Investment Date.  Optional cash payments can also be made on-line at www.amstock.com.  You need to know your American Stock Transfer & Trust Company 10 digit account number to access your account.

If an optional cash payment is paid by a check and the check is returned by the bank, a fee may be charged.  If the funds have not yet been invested, the Plan Agent will debit the amount of such funds.  If the funds have been invested, then the Plan Agent will sell the shares to recover the amount of the returned check.  If the cash balance of the sale is not enough to cover the debit of the amount of the returned check, then the Plan Agent reserves the right to sell account shares to pay the balance.  The Plan Agent may also sell additional shares to recover the amount of the return fee.

HOLDING OF SHARES

For your convenience, the Plan Agent will hold all shares that you acquire as a result of your participation in the Plan for safekeeping.  However, upon your on-line request at www.amstock.com, telephonically at (877) 739-9994 or request by mail, the Plan Agent will send you a certificate representing a specified number of full shares which you have acquired through the Plan and which are held for your account.

The Plan Agent will also allow you to deposit with it, in safekeeping and in your “book-entry” account for the Plan, any additional stock certificates for the Fund’s shares you might have in your possession.  This will enable you to guard against loss, theft or damage.

STATEMENT OF ACCOUNT

A cumulative, detailed statement of your account under the Plan for each current calendar year will be sent to you by the Plan Agent; and you will also receive the customary Form 1099 (Internal Revenue Service) reporting dividend and/or other distribution income.

WITHDRAWAL OF SHARES

You are not committed to remain in the Plan.  You may terminate your participation at any time by written notice to the Plan Agent or on line at www.amstock.com.  All requests for termination of participation in the Plan must be received at least three business days prior to the next dividend and/or other cash distribution payment date in order for the cash dividend and/or other cash distribution not to be reinvested.  A separate written request, however, must be made to obtain the return of any voluntary cash payment.  You may obtain the return of any voluntary cash payment if your written request is received by the Plan Agent at least forty-eight (48) hours prior to the time such voluntary cash payment is invested.

Upon terminating participation in the Plan, certificates for full shares held in your account will be issued and sent to you.  Any remaining fractional share will be converted to cash, on the basis of the then current market price of the Fund’s common stock, and a check, representing the same, will be issued and sent to you (less service fees).  If you desire, you may direct that your full shares be sold in the open market and that the proceeds (less any brokerage commission incurred as a result of such sale) be sent to you.

INCOME TAX CONSIDERATIONS

Dividends (including those declared in shares of stock) and other distributions invested under the Plan are taxable in the same way as dividends and other distributions paid to you in cash.

SHAREHOLDERS’ RIGHTS

Shares held under the Plan have the same rights as all other shares, in terms of stock dividends, stock splits, and preemptive and voting rights.  Stock dividends will be fully credited to your account.  Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split or corporate action.

MORE DETAILED INFORMATION

If you have any questions regarding your specific participation in the Plan, please visit the Plan Agent on-line at www.amstock.com, call the Plan Agent at (877) 739-9994 or write the Plan Agent at:

Transaction Processing
American Stock Transfer & Trust Company
DRP Plan
P.O. Box 922 Wall Street Station
New York, NY 10269-0560

Inquiries
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

ADDITIONAL TERMS AND CONDITIONS OF
PARTICIPATION IN THE EAGLE CAPITAL GROWTH
FUND, INC. DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

1.             By enrolling in the Plan, all of the participant’s cash dividends and/or other cash distributions on Fund common stock will be reinvested in additional shares of Fund common stock.  All shares in Fund common stock purchased through the Plan, whether by reinvested dividends and/or other cash distributions or optional cash payments, will be held for participants in the Plan and the dividends and/or other cash distributions on those shares will be reinvested automatically.

Dividend payments and/or other cash distributions made by the Fund to participants in the Plan are made in one of two ways.  They are paid to the Plan Agent either in cash (which then are used to purchase shares in the open market), or by the delivery of newly-issued Fund shares.  The option chosen by the Fund is the one that the Fund determines provides the most favorable price to participants, as described below.

The Fund generally determines the net asset value (“NAV”) of each Fund share each Thursday, and publishes that NAV the next day, Friday.  The Fund also determines NAV per share as of June 30th and December 31st of each year.  On each date fixed for payment of a dividend and/or other cash distribution from the Fund (“Payment Date”) and daily thereafter for a 30-day period, the Fund compares the most recently determined NAV per share (provided that such NAV has been determined as of a date not more than five business days prior to such date) with the market price per share.  For purposes of the Plan, if Fund shares are then traded on the American Stock Exchange, “market price” is the closing price on the immediately preceding trading day (including estimated brokerage commissions), or if the Fund shares are not then traded on the American Stock Exchange, “market price” is the average of the closing prices over the five immediately preceding trading days on the over-the-counter market (including estimated brokerage commissions).

For cash distributions, if with respect to the Payment Date, the determined NAV per share is lower than the market price per share, then the Fund shall satisfy its obligation to the Plan with respect to any such dividend and/or other cash distribution by issuing additional Fund shares to the participants.  The Fund shares are issued at a price per share equal to the greater of the determined NAV per share or 95% of such market price per share.

However if, for a cash distribution, with respect to the Payment Date, the NAV per share is higher than the market price per share, then the Fund shall satisfy its obligation with respect to any such dividend and/or other cash distribution by a cash payment to the Plan Agent for the account of participants.  The Plan Agent will receive the total amount of the dividend and/or other cash distribution (a) on shares which are held directly by a participant and (b) on any full and fractional shares held for a participant under the Plan, and the Plan Agent will use these funds to buy shares of the Fund’s common stock on the open market (calculated to three decimal places in your account).  In the event the Plan Agent is unable to complete its purchase of shares on the open market by the end of the thirtieth (30th) day following the Payment Date, any remaining funds will be distributed to the participants on a pro rata basis.  Notwithstanding the above, if within the thirty (30) days following the Payment Date, the Plan Agent has not completed its purchases on the open market, and the Fund’s shares start trading at a market price at or above the most recent determined NAV per share, the Fund shall direct the Plan Agent to cease purchasing shares in the open market and to return the remaining cash to the Fund, and the Fund shall issue additional Fund shares to the participants at a price per share equal to the greater of such determined NAV per share or 95% of such market price per share.

In the event of a share distribution, the Plan will allocate the shares at the issue price to Plan participants, based on proportionate ownership.

Participants in the Plan will also have the option of making additional cash payments to the Plan Agent, on a monthly basis, for investment in the Fund’s shares.  Such payments may be made in any amount from a minimum of $50 per month (but not more than $250,000 per year).  The Fund may, in its discretion, waive the minimum contribution or maximum annual limit with respect to any participant.  Voluntary cash payments must be received by the Plan Agent on or prior to the last day of any month and will be invested beginning on or about the first business day of the following month (the “Investment Date”).  At the end of each calendar month, the Plan Agent will determine the amount of monies accumulated.  The monies will be used by the Plan Agent to purchase shares of the Fund’s common stock on the open market for the account of Plan participants (calculated to three decimal places in the participant’s account).  However, if purchases of shares on the open market with such voluntary cash payments have not been completed by an ex-dividend date, the balance of such cash payments will be returned and credited on a pro rata basis.  The Plan Agent will also return all voluntary cash payments it is holding or receives for purchases to be made on the Investment Date immediately following the dividend payment date if purchases are being made with the cash dividends or other cash distributions on or after such Investment Date.  In the event that Plan Agent is unable to complete its acquisition of shares to be purchased on the open market” by the end of the thirtieth (30th) day following the Investment Date, any remaining funds shall be returned to participants on a pro rata basis.  Also, if a voluntary cash payment is not received in time to purchase shares for the calendar month indicated, the Plan Agent shall attempt to invest such payment on the next Investment Date.  If an optional cash payment is paid by a check and the check is returned by the bank, a fee of $25 will be charged.  If the funds have not yet been invested, the Plan Agent will debit the amount of such funds.  If the funds have been invested, then the Plan Agent will sell the shares to recover the amount of the returned check.  If the cash balance of the sale is not enough to cover the debit of the amount of the returned check, then the Plan Agent reserves the right to sell account shares to pay the balance.  The Plan Agent will also sell additional shares to recover the amount of the return fee.  The Plan Agent shall acquire shares to the extent of their current availability on the open market and without regard to, or responsibility for, their market price, from time to time.  It is understood that applicable law, unavailability of shares, or the closing of securities market may require the temporary curtailment or the suspension of the purchase of shares on the open market under the Plan.  The Plan Agent shall not be accountable for its inability to purchase at such times

A participant may obtain the return of any voluntary cash payment, if the participant makes a written request which is received by the Plan Agent at least forty-eight (48) hours prior to the time such voluntary cash payment is invested.

2.             In purchasing shares on the open market, the Plan Agent will commingle participants’ cash dividend and/or other cash distribution funds.  The price at which the Plan Agent shall be deemed to have acquired shares for participants’ accounts shall be the average price (including commissions, taxes and all other like, related costs) for all shares purchased by it, as agent for the participants in the Plan.  The Plan Agent shall hold these shares for all participants in its name or in the name of its nominee.  The Plan Agent shall acquire shares to the extent of their current availability on the open market and without regard to, or responsibility for, their market price, from time to time.  It is understood that applicable law, unavailability of shares, or the closing of securities market may require the temporary curtailment or the suspension of the purchase of shares on the open market under the Plan.  The Plan Agent shall not be accountable for its inability to purchase at such times.

3.             The automatic investment of dividends and/or other cash distributions under the Plan does not relieve a participant of any tax consequences which may be associated with the “constructive receipt” of dividends and/or other distributions.

4.             The Plan Agent will forward to a participant any shares that it holds for such participant in accordance with such participant’s direction.  With respect to voting on matters presented to shareholders, the Plan Agent will notify participants and request their direction.  If a participant does not direct the Plan Agent as to the manner in which such participant wishes to have his vote cast at any annual or special meeting or other vote of shareholders relative to shares held for his account under the Plan, the Plan Agent will not vote such shares.

5.             Plan participation may be terminated upon request to the Plan Agent.  A participant may terminate on-line or by providing written notice to Plan Agent (the tear-off section at the bottom of participant’s statement is available for this purpose).  Such written notice (tear-off section) must be signed by all persons who are listed on the Plan account.  In order for a termination to be effective, it must be received at least three business days prior to the next dividend Payment Date for the cash dividend and/or other cash distribution not to be reinvested.  If request is received less than three days, then the dividend and/or other cash distribution will be reinvested and all subsequent dividends and/or other cash distributions will be paid in cash.  All dividends and/or other cash distributions with a record date after the effective date of termination of participation in the Plan will be sent directly to the participant.  The Plan Agent will send to a participant who has terminated participation in the Plan a certificate(s) representing the number of full shares held by the Plan Agent in such participant’s account under the Plan.  However, the foregoing does not apply to voluntary cash payments held for investment under the next Investment Date.  Any voluntary cash payments held for investment under the next Investment Date will be invested.  A participant may obtain the return of any voluntary cash payment, if the participant makes a separate written request which is received by the Plan Agent at least forty-eight (48) hours prior to the time such voluntary cash payment is invested.  If a participant so requests, the Plan Agent will sell such shares and remit the proceeds (less related brokerage commissions and service fees).  In case of termination, a participant’s interest in a fractional share will be converted to, and remitted in cash, in an amount based upon the then current market value of the share (less service fees).  If a participant disposes of all shares which were registered in the name of such participant and which were in the possession of such participant prior to such disposal, the Plan Agent, nevertheless, shall continue to maintain such participant’s account under the Plan, until the Plan Agent shall have been notified by such participant of a desire to terminate the same, as previously described.

6.             The Plan Agent shall not be liable for any action taken in good faith or for any good faith failure to act, including, without limitation, any claim of liability (a) arising out of failure to terminate the participant’s account upon the participant’s death, prior to receipt of notice in writing of such death and submission of documentation, by the personal representative of the deceased participant, in form and substance satisfactory to Plan Agent and (b) with respect to the prices at which shares are purchased or sold for a participant’s account and the timing of such purchases or sales.

7.             The Fund reserves the right to amend or terminate the Plan effective on thirty days’ written notice (from the date of mailing) to all participants in the Plan.  All transactions concerning the Plan should be directed to American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, New York 10269-0560.  All inquiries concerning the Plan should be directed to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219.

8.             There are no special fees or charges relating to participation in the Plan, other than reasonable transaction fees.  The Fund may elect to pay transaction costs, for the benefit of Plan participants.  A termination or a sale fee may be imposed when a participant terminates or sells shares in the Plan and takes delivery of accumulated shares.  The benefit of any reduced brokerage commission will be passed on, pro rata, to participants.  In addition, if a participant wishes to deposit certificated shares in a participant’s plan account, there may be a fee for this service.

9.             The term and conditions of the Plan shall be governed by, and construed in accordance with, the internal laws of the State of Wisconsin.

NOTE

The Fund’s counsel has advised that, under applicable provisions of the Internal Revenue Code, dividends and/or other distributions, whether or not invested under the Plan, are taxable in the year earned.

SUMMARY

To participate in the Dividend Reinvestment and Cash Purchase Plan, enroll on-line at www.amstock.com or contact American Stock Transfer & Trust at (800) 937-5449 for more information.

A participant’s participation will commence when the participant has successfully enrolled on-line or when a fully signed and completed enrollment and authorization form is received by the Plan Agent by the record date to participate in the next dividend and/or other cash distribution.

Shareholder Information

Trading.   Fund shares trade under the symbol GRF on the NYSE MKT.

Fund Stock Repurchases.   The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan.   By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions.   A copy of the plan is included earlier in the Annual Report.
Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Dividend Checks/Stock Certificates/Address Changes/Etc.   If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (877) 739-9994.

Proxy Voting.   The Fund typically votes by proxy the shares of portfolio companies.   If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2017).   We collect nonpublic personal information about you from the following sources:  (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others.   We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows.   We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.   If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice.   We restrict access to your personal and account information to those employees who need to know that information to provide services to you.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.  In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q.   You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.  The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement.  At its December 5, 2016 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Directors Luke E. Sims and David C. Sims abstaining).  The Board was pleased that, over SCM’s tenure, the Fund had outperformed the S&P 500 Index (total return basis).  The Board reviewed other factors in determining to retain SCM as investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship with the Fund), the economies of scale that may be realized as the Fund grows, whether fee level reflects the economies of scale for the benefit of Fund investors, the investment philosophy of SCM, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors.  Overall, the Board remained satisfied with the nature, extent and quality of services provided by SCM.

Electronic Distribution of Shareholder Reports and Other Communications.   If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com.  By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries.   If you have a question or comment on any matter not addressed above, please contact the Fund at: Eagle Capital Growth Fund, Inc., 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.	CODE OF ETHICS

The Fund has adopted a Code of Ethics for Financial Professionals, which applies to the principal executive officer of the Fund, all professionals serving as principal financial officer, the principal account officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party, and the members of the Fund’s Board of Directors. The Code of Ethics for Financial Professionals has been posted on the Fund’s website at www.eaglecapitalgrowthfund.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that Neal F. Zalenko qualifies as a financial expert; and that Carl A. Holth, Donald G. Tyler, and Phillip J. Hanrahan also qualify as financial experts. Phillip J. Hanrahan, Carl A. Holth, Donald G. Tyler, and Neal F. Zalenko are independent, non-interested directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees.  The Fund paid Plante & Moran, PLLC $17,000 for the calendar year ended December 31, 2016, and $17,000 for the calendar year ended December 31, 2015, for audit fees.

Audit-Related Fees.  The Fund did not pay Plante & Moran, PLLC any audit-related fees in either of the last two calendar years.

Tax Fees.  The Fund paid Plante & Moran, PLLC $5,500 for the calendar year ended December 31, 2016, and $5,500 for the calendar year ended December 31, 2015, for tax fees in connection with the preparation of the Fund’s tax returns and assistance with Internal Revenue Service notice and tax matters.

All Other Fees.  The Fund did not pay Plante & Moran, PLLC any other amounts in either of the last two calendar years.

“Audit fees” are fees paid by the Fund to Plante & Moran, PLLC for professional services for the audit of our financial statements, or for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements. “Tax fees” are fees for tax compliance, tax advice and tax planning. All other Fund fees are fees billed for any services not included in the first three categories.

None of the services covered under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” with respect to Plante & Moran, PLLC were provided under the de minimis exception to Audit Committee approval of 17 CFR 210.2-01(c) 7(i)(C) and (ii) Plante & Moran, PLLC was not engaged during the last two calendar years to provide non-audit services to the Fund or to the Advisor or any of its affiliates that provide ongoing services to the Fund (“Other Non-Audit Services”).  Under the Audit Committee charter, the Audit Committee must approve in advance all non-audit services of the Fund and all Other Non-Audit Services.  The Audit Committee has not adopted “pre-approval policies and procedures” as such term is used in 17 CFR 210.2-01(c)(7)(i)(B) and (ii).

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The Fund’s Board of Directors has separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Neal F. Zalenko, Carl A. Holth, Donald G. Tyler, and Phillip J. Hanrahan.

ITEM 6.	SCHEDULE OF INVESTMENTS

The Fund’s schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Sims Capital Management LLC, a Wisconsin limited liability company (the “Advisor”), is the investment advisor for the Fund. The Fund and the Advisor are parties to an Investment Advisory Agreement dated as of February 16, 2007 (the “Advisory Agreement”). The Fund is one of the Advisor’s two institutional advisory clients.

The Advisor’s authority to vote the proxies of the Fund is established through the Investment Advisory Agreement. It has adopted the following policies and procedures:

The Company will vote proxies for its clients and, therefore, will adhere to the following requirements:

A.  General Statement of Policy. Consistent with its duty of care the Company monitors proxy proposals just as it monitors other corporate events affecting the companies in which its clients invest.   The Company votes securities subject to its control consistent with its analysis and judgment of each issue, regardless of whether such voting position is consistent with the approach proposed by the issuer’s board of directors or management.

B.  There may be instances where the interests of the Company may conflict or appear to conflict with the interests of its clients.  For example, the Company may manage a pension plan of a company whose management is soliciting proxies and there may be a concern that the Company would vote in favor of management because of its relationship with the Company.  In such situations, the Company will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy, but only after the disclosing the conflict to clients and affording the clients the opportunity to direct the Company in the voting of such securities.

C. Record Keeping. The Company will maintain the following records with respect to proxy voting:

(1) A copy of this proxy voting policy;

(2) A copy of all proxy statements received (the Company may rely on the EDGAR system to satisfy this requirement);

(3) A record of each vote cast on behalf of a client (the Company may rely on a third party to satisfy this requirement);

(4) A copy of any document prepared by the Company that was material to making a voting decision or that memorializes the basis for that decision;

(5) A copy of each written client request for information on how the Company voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how the Company voted proxies on behalf of the requesting client.

D. Disclosure. The Company will furnish a copy of this policy to all of its clients. The Company will disclose to clients how proxies were voted upon request.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Luke E. Sims

President and Chief Executive Officer (since 2007) and Director of the Fund (since 2002). Luke Sims has been a partner in the law firm of Foley & Lardner since 1984 until February 2010. Luke Sims is a 50% equity owner in the Advisor.

David C. Sims

Chief Financial Officer and Chief Compliance Officer of the Fund (since 2007), Secretary of the Fund (since 2009) and Director of the Fund (since 2015).  President and operating manager and 50% equity owner in the Advisor.

The Advisor is also the investment advisor of Peregrine Investment Fund LLC (“Peregrine”), a private investment fund, with approximately $3.0 million in assets under management as of December 31, 2016.  Peregrine has similar investment objectives to the Fund. The Advisor receives an investment advisory fee from Peregrine of one and one-half percent of its assets under management. To the extent investment opportunities arise in which both the Fund and Peregrine will invest and in which the amount to be purchased is limited, the investment will be made pro rata based on the respective asset size of the Fund and Peregrine.

The Advisor is also the investment advisor of Sims Total Return Fund, Inc. (“Sims Total Return”), an open-end investment fund, with approximately $8.9 million in assets under management as of December 31, 2016.  Sims Total Return has similar investment objectives to the Fund. The Advisor receives an investment advisory fee from Sims Total Return of seventy-four basis point of its assets under management annually. To the extent investment opportunities arise in which both the Fund and Sims Total Return will invest and in which the amount to be purchased is limited, investment discretion lies with the managers.   A number of factors will come into play which are not easy to predict prior to the actual investment decision.  Over time, investments will be made so that no advantage is provided to either Sims Total Return investors or Eagle Capital Growth Fund investors.

With respect to the Fund, Luke Sims is the principal decision maker with respect to the Fund’s portfolio, and David Sims participates in the decision-making process. With respect to Peregrine, David Sims is the principal decision maker with respect to Peregrine’s portfolio and private accounts, and Luke Sims participates in the decision-making process.  With respect to Sims Total Return, David Sims is the principal decision maker, and Luke Sims participates in the decision-making process.

Luke Sims receives no compensation as an officer of the Fund and receives a fixed salary from the Advisor (not tied to the Fund’s or Peregrine’s performance or private account performance) out of the respective investment advisory fees paid by the Fund, private accounts and Peregrine. David Sims receives no compensation as an officer of the Fund and a fixed salary from the Advisor (not tied to the Fund’s or Peregrine’s performance or private account performance) out of the respective investment advisory fees paid by the Fund, private accounts and Peregrine. Luke Sims owns 50% of the equity of Sims Capital Management and David Sims owns the remaining 50% of the equity of Sims Capital Management.

Dollar range of equity securities of the Fund. beneficially owned as of December 31, 2016, by Luke Sims is in excess of $1 million and by David Sims is between $500,000-1,000,000.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) of shares of registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTER TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after registrant last provided disclosure in response to Item 407(c)(2) in registrant’s 2012 proxy statement.

ITEM 11.	CONTROLS AND PROCEDURES.

(i) As of March 9, 2017, an evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) was performed under the supervision and with the participation of the registrant’s President and Chief Executive Officer (the principal executive officer) and the Chief Financial Officer (the principal financial officer). Based on that evaluation, the registrant’s President and Chief Executive Officer and Chief Financial Officer concluded that the registrant’s controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time periods required by the Commission’s rules and forms, and that information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, or persons performing similar functions as appropriate, to allow timely decisions regarding required disclosure.

(ii) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(A)(1).	Attached hereto as Exhibit 99a1.

(A)(2).	Separate certification of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Act.--- attached hereto as Exhibit 99a2.

(B)	Certification pursuant to Rule 30a-2(b) and 18 U.S.C. Section 1350, --- attached as Exhibit 99b.